NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,500,000 or 134% x $66,718.61
                      = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $54,210.17
+ Annual Premium*                    $16,000.00
- Premium Expense Charge**           $   560.00
- Monthly Deduction***               $ 1,590.23
- Mortality & Expense Charge****     $   619.08
+ Hypothetical Rate of Return*****  ($   722.26)
                                     ----------
=                                    $   66,719 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

               Month                         COI
               -----                         ---
                1                        $ 52.46
                2                        $ 52.47
                3                        $ 52.48
                4                        $ 52.49
                5                        $ 52.50
                6                        $ 52.51
                7                        $ 52.52
                8                        $ 52.54
                9                        $ 52.55
               10                        $ 52.56
               11                        $ 52.57
               12                        $ 52.58

               Total                     $630.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

               Month                 Interest
               -----                 --------
                 1                  ($ 61.38)
                 2                  ($ 61.16)
                 3                  ($ 60.94)
                 4                  ($ 60.73)
                 5                  ($ 60.51)
                 6                  ($ 60.29)
                 7                  ($ 60.08)
                 8                  ($ 59.86)
                 9                  ($ 59.65)
                10                  ($ 59.43)
                11                  ($ 59.22)
                12                  ($ 59.00)

             Total                  ($722.26)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $66,718.61
- Year 5 Surrender Charge       $22,433.82
                                ----------
=                               $   44,285 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,500,000 or 134% x $80,127.41
                       = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $63,124.19
+ Annual Premium*                    $16,000.00
- Premium Expense Charge**           $   560.00
- Monthly Deduction***               $ 1,584.09
- Mortality & Expense Charge****     $   699.40
+ Hypothetical Rate of Return*****   $ 3,846.71
                                     ----------
=                                    $   80,127 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

               Month                     COI
               -----                     ---
                 1                   $ 52.04
                 2                   $ 52.03
                 3                   $ 52.03
                 4                   $ 52.02
                 5                   $ 52.02
                 6                   $ 52.01
                 7                   $ 52.00
                 8                   $ 52.00
                 9                   $ 51.99
                10                   $ 51.99
                11                   $ 51.98
                12                   $ 51.97

                Total                $624.09

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

               Month                 Interest
               -----                 --------
                 1                  $  317.68
                 2                  $  318.20
                 3                  $  318.72
                 4                  $  319.24
                 5                  $  319.76
                 6                  $  320.29
                 7                  $  320.81
                 8                  $  321.34
                 9                  $  321.87
                10                  $  322.40
                11                  $  322.94
                12                  $  323.47

                Total               $3,846.71

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $80,127.41
- Year 5 Surrender Charge           $22,433.82
                                    ----------
=                                   $   57,694 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,500,000 or 134% x $95,847.95
                      = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $73,164.85
+ Annual Premium*                     $16,000.00
- Premium Expense Charge**            $   560.00
- Monthly Deduction***                $ 1,577.06
- Mortality & Expense Charge****      $   789.86
+ Hypothetical Rate of Return*****    $ 9,610.02
                                      ----------
=                                     $   95,848 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 51.57
                2                   $ 51.55
                3                   $ 51.52
                4                   $ 51.49
                5                   $ 51.46
                6                   $ 51.44
                7                   $ 51.41
                8                   $ 51.38
                9                   $ 51.35
               10                   $ 51.32
               11                   $ 51.29
               12                   $ 51.27
               Total                $617.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

               Month                 Interest
               -----                 --------
                 1                  $  772.36
                 2                  $  777.40
                 3                  $  782.48
                 4                  $  787.60
                 5                  $  792.76
                 6                  $  797.97
                 7                  $  803.21
                 8                  $  808.50
                 9                  $  813.83
                10                  $  819.21
                11                  $  824.62
                12                  $  830.09

             Total                  $9,610.02

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $95,847.95
- Year 5 Surrender Charge          $22,433.82
                                   ----------
=                                  $   73,414 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,500,000 or 134% x $64,893.89
                       = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $52,826.57
+ Annual Premium*                    $16,000.00
- Premium Expense Charge**           $   560.00
- Monthly Deduction***               $ 2,063.34
- Mortality & Expense Charge****     $   604.31
+ Hypothetical Rate of Return*****  ($   705.03)
                                     ----------
=                                    $   64,894 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 67.85
                2                   $ 67.87
                3                   $ 67.89
                4                   $ 67.90
                5                   $ 67.92
                6                   $ 67.94
                7                   $ 67.95
                8                   $ 67.97
                9                   $ 67.99
               10                   $ 68.00
               11                   $ 68.02
               12                   $ 68.04

            Total                   $815.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 ($ 60.12)
                2                 ($ 59.87)
                3                 ($ 59.62)
                4                 ($ 59.37)
                5                 ($ 59.12)
                6                 ($ 58.87)
                7                 ($ 58.63)
                8                 ($ 58.38)
                9                 ($ 58.13)
               10                 ($ 57.88)
               11                 ($ 57.64)
               12                 ($ 57.39)

            Total                 ($705.03)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $64,893.89
- Year 5 Surrender Charge       $22,433.82
                                ----------
=                               $   42,460 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,500,000 or 134% x $78,033.46
                      = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4   $61,574.75
+ Annual Premium*                   $16,000.00
- Premium Expense Charge**          $   560.00
- Monthly Deduction***              $ 2,055.57
- Mortality & Expense Charge****    $   683.17
+ Hypothetical Rate of Return*****  $ 3,757.45
                                    ----------
=                                   $   78,033 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

               Month                     COI
               -----                     ---
                 1                   $ 67.33
                 2                   $ 67.32
                 3                   $ 67.32
                 4                   $ 67.31
                 5                   $ 67.30
                 6                   $ 67.30
                 7                   $ 67.29
                 8                   $ 67.29
                 9                   $ 67.28
                10                   $ 67.28
                11                   $ 67.27
                12                   $ 67.27

             Total                   $807.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                  Interest
              -----                  --------
                1                  $  311.24
                2                  $  311.58
                3                  $  311.92
                4                  $  312.26
                5                  $  312.60
                6                  $  312.94
                7                  $  313.29
                8                  $  313.63
                9                  $  313.98
               10                  $  314.32
               11                  $  314.67
               12                  $  315.02

               Total               $3,757.45

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $78,033.46
- Year 5 Surrender Charge       $22,433.82
                                ----------
=                               $   55,600 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $1,500,000 or 134% x $93,447.56
                      = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $71,433.27
+ Annual Premium*                    $16,000.00
- Premium Expense Charge**           $   560.00
- Monthly Deduction***               $ 2,046.65
- Mortality & Expense Charge****     $   772.02
+ Hypothetical Rate of Return*****   $ 9,392.96
                                     ----------
=                                    $   93,448 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

               Month                     COI
               -----                     ---
                 1                   $ 66.73
                 2                   $ 66.70
                 3                   $ 66.67
                 4                   $ 66.64
                 5                   $ 66.60
                 6                   $ 66.57
                 7                   $ 66.54
                 8                   $ 66.51
                 9                   $ 66.47
                10                   $ 66.44
                11                   $ 66.41
                12                   $ 66.37

                Total                $798.65

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                  $  756.90
                2                  $  761.47
                3                  $  766.08
                4                  $  770.73
                5                  $  775.42
                6                  $  780.14
                7                  $  784.90
                8                  $  789.70
                9                  $  794.54
               10                  $  799.42
               11                  $  804.34
               12                  $  809.30

               Total               $9,392.96

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $93,447.56
- Year 5 Surrender Charge         $22,433.82
                                  ----------
=                                 $   71,014 (rounded to the nearest dollar)